SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 18, 1999

                                   ePlus inc.

             (Exact name of registrant as specified in its charter)

     Delaware                      000-28926                54-1817218
 (State or other                Commission File         Number (IRS Employer
 jurisdiction) of                                       Identification No.)
 incorporation

                  400 Herndon Parkway, Herndon, Virginia 20176
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710

              (Registrant's telephone number, including area code)

Item 7.  Financial Statements

In connection with the acquisition of CLG, Inc., a non-reporting subsidiary of Centura Bank which we acquired in a purchase transaction, we filed a Current Report on Form 8-K on October 18, 1999, and subsequently filed a Form 8-K/A on December 17, 1999, to provide the historical and pro forma financial information required under Item 7 of Form 8-K. We are filing this Form 8-K/A to supplement the Form 8-K/A filed on December 17, 1999, in order to include certain additional interim historical financial information relating to CLG, Inc. that was inadvertently omitted from the previous Form 8-K/A. The additional interim historical financial information provided herein consists of Condensed Statements of Earnings for CLG, Inc. for the six months ended June 30, 1999 and 1998, the Condensed Balance Sheet as of June 30, 1999, and the Condensed Statements of Cash Flows for the six-months ended June 30, 1999 and June 30, 1998. This information is being provided in addition to the interim historical balance sheet information as of June 30, 1999 and interim historical income statement information for CLG, Inc. for the three months ended June 30, 1999 previously filed in the Form 8-K/A filed on December 17, 1999 as part of the pro forma financial presentation.

                      Index to Financial Statements



Financial Statements:

Unaudited Condensed Balance Sheet as of June 30, 1999            F-1

Unaudited Condensed Statements of Earnings for the
  Six Months Ended June 30, 1999 and 1998                        F-2

Unaudited Condensed Statements of Cash Flows for the
   Six Months Ended June 30, 1999 and 1998                       F-3

Notes to Unaudited Condensed Financial Statements                F-4

CLG, Inc.
CONDENSED BALANCE SHEET
UNAUDITED
                                                                  As of
                                                               June 30, 1999
                                                               -------------
ASSETS

Cash and cash equivalents                                      $  1,272,727
Accounts receivable- net of allowance
  for doubtful accounts                                           2,575,470
Investment in DFL, net                                           74,067,161
Investment in OLE, net                                           11,768,171
Inventories                                                       4,697,535
Property and equipment, net                                       1,057,865
Other assets                                                        667,787
                                                               -------------
TOTAL ASSETS                                                   $ 96,106,716
                                                               =============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable - equipment                                   $    615,982
Accrued expenses                                                    694,946
Recourse notes payable                                           36,357,139
Non-recourse notes payable                                       27,627,836
Other liabilities                                                 1,508,779
Deferred taxes                                                    2,379,677
                                                                 ----------
Total Liabilities                                                69,184,359

STOCKHOLDERS' EQUITY
Common stock                                                          5,100
Additional paid in capital                                        1,693,149
Retained earnings                                                25,224,108
                                                                 ----------
Total Stockholders' Equity                                       26,922,357
                                                                 ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $ 96,106,716
                                                               ============
SEE NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

CLG, Inc.
CONDENSED STATEMENTS OF EARNINGS
UNAUDITED
                                             Six Months Ended   Six Months Ended
                                               June 30, 1999      June 30, 1998
                                               -------------      -------------

Sales of equipment                             $  2,492,717       $ 4,417,777
Lease revenues                                   15,180,839        15,741,165
Fee and other income                                478,351           410,215
                                               ------------       -----------
TOTAL REVENUES                                   18,151,907        20,569,157

COSTS AND EXPENSES

Cost of sales, equipment                          1,883,100         3,508,501
Cost of sales-type leases                         3,103,888         2,350,677
Direct lease costs                                5,250,209         5,885,073
Professional and other fees                         265,766           233,725
Salaries and benefits                             2,914,145         2,699,828
General and administrative expenses                 750,982           977,650
Interest and financing costs                      2,452,458         3,091,702
                                                  ---------         ---------
TOTAL COSTS AND EXPENSES                         16,620,548        18,747,156
                                                 ----------        ----------
EARNINGS BEFORE PROVISION FOR INCOME TAXES        1,531,359         1,822,001
                                                 ----------        ----------
PROVISION FOR INCOME TAXES                          572,422           728,800
                                                 ----------        ----------

NET EARNINGS                                    $   958,937       $ 1,093,201
                                                ===========       ===========


SEE NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

CLG, INC.
CONDENSED STATEMENTS OF CASH FLOWS
UNAUDITED
                                                          Six           Six
                                                     Months Ended  Months Ended
                                                    June 30, 1999 June 30, 1998
                                                    -------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income                                    $    958,937   $  1,093,201
      Depreciation and amortization                    5,345,902      5,964,553
      Deferred income taxes                           (1,225,152)    (1,924,084)
      (Gain) loss on sale of assets and residuals     (1,836,607)    (1,475,036)
      Stock-based compensation                           600,660        475,200
      (Increase) decrease in
         Accounts receivable                          (1,517,356)     5,005,822
         Inventory                                        25,550     (1,844,918)
         Prepaids                                        679,286       (523,168)
         Other assets                                    (15,200)       284,996
      Increase (decrease) in
         Accounts payable                             (1,080,733)    (2,070,131)
         Other payables and accruals                    (806,329)      (908,715)
         Deferred and prepaid revenues                  (226,556)       253,860
                                                       ----------    -----------
      NET CASH FROM OPERATIONS                           902,402      4,331,580

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of inventory for sale or lease        (19,321,842)   (23,800,000)
      Purchase of fixed assets                          (240,193)       (93,808)
      Sales of inventory and equipment                 1,987,062      3,520,550
      Principal received from finance leases          19,838,706     20,504,332
                                                      ----------     ----------
      NET CASH PROVIDED BY INVESTING ACTIVITIES        2,263,733        131,074

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds (repayments) on line of credit                         3,109,000
      Proceeds from borrowings                        13,295,692     18,269,458
      Repayment of borrowings                        (19,492,514)   (27,351,485)
                                                     -----------    -----------

      NET CASH USED IN FINANCING ACTIVITIES           (6,196,822)    (5,973,027)
                                                      -----------    -----------
NET DECREASE IN CASH                                  (3,030,687)    (1,510,373)

CASH AT BEGINNING OF PERIOD                            4,303,414      1,510,373
                                                       ---------      ---------
CASH AT END OF PERIOD                               $  1,272,727   $          0
                                                    ============   ============

Cash paid for interest                              $  2,430,188   $  3,086,598
Cash paid for income taxes                          $  1,080,433   $  2,529,940


SEE NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS


CLG, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
UNAUDITED

1.   CONDENSED FINANCIAL STATEMENTS

The condensed interim financial statements of CLG, Inc. included herein have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission and reflect all adjustments that are, in the opinion of management, necessary for a fair statement of results for the interim periods. All adjustments made were normal, recurring accruals.

2.   INVESTMENT IN DIRECT AND SALES-TYPE LEASES

The components of net investment in leases under sales-type and direct financing leases are as follows:


                                                               June 30, 1999
                                                               -------------
     Minimum lease payments receivable                          $77,903,000
     Estimated residual values of leased equipment                4,528,236
     Unamortized initial direct costs                               211,360
     Less unearned income                                        (8,575,435)
                                                                ------------
        Net investment in sales-type and direct
          financing leases                                      $74,067,161
                                                                ============

     Equipment leased under operating leases consists of the following:

                                                               June 30, 1999
                                                               -------------
     Equipment at cost                                          $31,899,520
     Less accumulated depreciation                              (20,131,349)
                                                                -----------
             Net equipment on operating leases                  $11,768,171
                                                                ===========

3.   SUBSEQUENT EVENT

     On September 30, 1999, CLG, Inc. was acquired by ePlus inc. and was then merged into MLC Group, Inc. (a wholly-owned subsidiary of ePlus inc.) on October 1, 1999. The purchase price of $36.5 million was paid by the issuance of 392,990 shares of ePlus inc. common stock valued at $3,900,425 (based on $9.925 per share), subordinated debt of $3,064,574 and $29,535,001 in cash.

4.   SEGMENT REPORTING

     In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). The Statement requires management to report selected quantitative and qualitative information about its reportable operating segments, including profit or loss, certain revenue and expense items, and segment assets. Generally, segments are reportable if their operating results are regularly reviewed by an enterprise's chief operating decision maker. CLG, Inc. has determined that it has no reportable operating segments based on the criteria set forth in SFAS 131.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2000


                                        By:/s/ Phillip G. Norton
                                        ------------------------
                                        Phillip G. Norton
                                        Chairman and Chief Executive Officer